Exhibit 10.1

                  AGREEMENT made as of this 29th day of July, 1998 by and between TELLURIAN, INC. ("Tellurian") with an office at 300K, Route 17 South,
Mahwah, New Jersey 07430 and CHARLES H. POWERS, ("Powers") with an office at P.O. Box 6525, Florence, South Carolina 29502.

                              W I T N E S S E T H :
                              --------------------

              WHEREAS, Tellurian owes Powers $713,754 inclusive of principal and interest as of June 30, 1998; and

                  WHEREAS, Powers has indicated his willingness to convert all of such indebtedness except $100,000 of principal into 345,000 shares of Tellurian's Common Stock and to receive a $100,000 promissory note due the earlier of December 31, 1998 or the completion of a public offering wherein Tellurian grosses at least $3,000,000 of additional financing; and

                  WHEREAS, Tellurian's Board of Directors has approved the aforementioned transaction.

                  NOW, THEREFORE, IT IS MUTUALLY AGREED AS FOLLOWS:

                  1. Powers and Tellurian agree that Tellurian is indebted to Powers in the amount of $713,754 inclusive of principal of $346,736 and accrued and unpaid interest of $367,018 through June 30, 1998.

                  2. Powers agrees to accept a $100,000 promissory note in the form annexed hereto as Exhibit A and 345,000 shares of Tellurian's Common Stock in full payment of all prior indebtedness (inclusive of principal and accrued and unpaid interest) owed by Tellurian to Powers. In the event that the note is not paid in full by September 30, 1998, it will accrue interest at the rate of 12% per annum compounded quarterly and payable at its maturity.

                  3. This agreement shall become effective as of June 30, 1998 and the promissory note shall be dated as of June 30, 1998 for purposes of computing any future accrued interest.

                  4. Tellurian shall deliver the Common Stock to Powers within thirty days of the execution of this Agreement. The promissory note in the form annexed hereto as Exhibit A shall be delivered to Powers contemporaneously with the execution of this Agreement.

                  5. Powers agrees not to sell or otherwise transfer the 345,000 shares of Tellurian's Common Stock from the date hereof until the close of business on July 31, 2000.

                  6. The parties have not made any representations or warranties with respect to the subject matter hereof not set forth herein. This Agreement, together with any instruments executed simultaneously hereof, constitutes the entire agreement between the parties with respect to the subject matter hereof. All understandings and agreements heretofore had between the parties with respect to the subject matter hereof are merged in this Agreement, which fully and completely expresses their agreement.

                  7. This Agreement may not be changed, modified, extended, terminated or discharged orally, but only by an agreement in writing, which is signed by all of the parties to this Agreement.

                  8. The parties agree to execute any and all such other and further instruments and documents, and to take any and all such further actions reasonably required to effectuate this Agreement and the intent and purposes hereof.

                  9. All notices or other communications required or permitted hereunder shall be in writing and shall be mailed by Registered or Certified Mail, Return Receipt Requested, postage prepaid, as follows:

         To Powers:                 To the Address listed at the beginning of
                                    this Agreement.

         To the Company:            To the address listed at the beginning of
                                    this Agreement

         Copy to:                   Lester Morse P.C.
                                    111 Great Neck Road., Suite 420
                              Great Neck, NY 11021

or in each case to such other address as shall have last been furnished by like notice. If mailing by Registered or Certified Mail is impossible due to an absence of postal service, notice shall be in writing and personally delivered to the aforesaid address. Each notice or communication shall be deemed to have been given as of the date so mailed or delivered, as the case may be.

                  10.  This  Agreement   shall  be  construed  and  enforced  in
accordance with the internal laws of the State of New Jersey, without giving effect to the principles of conflicts of law.

                  11. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their heirs, executors, administrators, personal representatives and successor.

         IN WITNESS WHEREOF, the undersigned has executed this Agreement this 29th day of July, 1998.

                                                        /S/ Charles H. Powers
                                                        -----------------------
                                                        CHARLES H. POWERS


                                                        TELLURIAN, INC.


                                                        By:  /S/ Stuart French
                                                        -----------------------
                                                        Stuart French, President

                                 PROMISSORY NOTE

$100,000                                                           June 30, 1998

         For value received, the undersigned, Tellurian, Inc. ("Obligor"), hereby promises to pay to the order of Charles H. Powers ("Powers") with a mailing address at P.O. Box 6525, Florence, South Carolina 29502, or at such other place as may be designated from time to time in writing by Powers, the principal sum of One Hundred Thousand ($100,000) dollars together with interest in arrears, if any, from and including October 1, 1998 through the payment date of the Note, on the unpaid principal balance hereunder, computed daily, at the rate of twelve (12%) percent per annum compounded quarterly. Interest shall be calculated on the basis of the actual number of days elapsed over a year of 360 days. All payments received by Powers hereunder shall be applied first to costs of collection, if any, then to interest and the balance to principal. Principal and interest shall be payable in lawful money of the United States of America.

         Principal and accrued interest shall be due and payable at the earlier of December 31, 1998, or upon the completion of a public or private financing of at least $3,000,000 for the benefit of the Obligor.

         This Promissory Note may be prepaid at any time, without premium or penalty, in whole or in part. Any prepayment of principal shall be accompanied by a payment of accrued interest in respect of the principal being prepaid.

         If this Promissory Note is not paid in accordance with its terms, Obligor shall pay to Powers, in addition to principal and accrued interest thereon, all costs of collection of the principal and accrued interest, including, but not limited to, reasonable attorneys' fees, court costs and other costs for the enforcement of payment of this Promissory Note.

         No waiver of any obligation of Obligor under this Promissory Note shall be effective unless it is in writing signed by Powers. A waiver by Powers of any right or remedy under this Promissory Note on any occasion shall not be a bar to exercise of the same right or remedy on any subsequent occasion or of any other right or remedy at any time.

         Any notice required or permitted under this Promissory Note shall be in writing and shall be deemed to have been given on the date of delivery, if personally delivered to the party to whom notice is to be given, by certified mail, return receipt requested, postage prepaid, and addressed to the addressee at the address of the addressee set forth herein, or to the most recent address, specified by written notice, given to the sender pursuant to this paragraph.

         This Promissory Note is delivered in and shall be enforceable in accordance with the laws of the State of New Jersey, and shall be construed in accordance therewith, and shall have the effect of a sealed instrument.

         Obligor hereby expressly waives presentment, demand, and protest, notice of demand, dishonor and nonpayment of this Promissory Note, and all other notices or demands of any kind in connection with the delivery, acceptance, performance, default or enforcement hereof, and hereby consents to any delays, extensions of time, renewals, waivers or modifications that may be granted or consented to by the holder hereof with respect to the time of payment or any other provision hereof.

         In the event any one or more of the provisions of this Promissory Note shall for any reason be held to be invalid, illegal or unenforceable, in whole or in part or in any respect or in the event that any one or more of the provisions of this Promissory Note operate or would prospectively operate to invalidate this Promissory Note, then and in any such event, such provision(s) only shall be deemed null and void and shall not affect any other provision of this Promissory Note and the remaining provisions of this Promissory Note shall remain operative and in full force and effect and in no way shall be affected, prejudiced, or disturbed thereby.

                                                OBLIGOR: TELLURIAN, INC.

(Corporate Seal)

                                               By:___________________________
                                                  /s/ Stuart French, President